                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                (AMENDMENT NO. )


Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Under Rule 14a-12

                           ADVANTUS SERIES FUND, INC.

                (Name of Registrant as Specified in its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)      Title of each class of securities to which transaction applies:

        (2)      Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)      Proposed maximum aggregate value of transaction:

        (5)      Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ]     Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)      Amount Previously Paid:

        (2)      Form, Schedule or Registration Statement No.:

        (3)      Filing Party:

        (4)      Date Filed:

                           ADVANTUS SERIES FUND, INC.

                            ADVANTUS BOND PORTFOLIO
                      ADVANTUS INDEX 400 MID-CAP PORTFOLIO
                          ADVANTUS INDEX 500 PORTFOLIO
                     ADVANTUS INTERNATIONAL BOND PORTFOLIO
                ADVANTUS MATURING GOVERNMENT BOND 2006 PORTFOLIO
                ADVANTUS MATURING GOVERNMENT BOND 2010 PORTFOLIO
                        ADVANTUS MONEY MARKET PORTFOLIO
                     ADVANTUS MORTGAGE SECURITIES PORTFOLIO
                   ADVANTUS REAL ESTATE SECURITIES PORTFOLIO

                                                               November 22, 2004

Dear Beneficial Owner:

     On December 28, 2004, a special meeting of the shareholders of the mutual funds listed above (each a "Portfolio" and collectively the "Portfolios") will be held at the offices of Advantus Capital Management, Inc. ("Advantus Capital") in order to vote on the following two proposals:

     - Shareholders of each Portfolio, voting together, are being asked to elect a Board of Directors of Advantus Series Fund, Inc. ("Advantus Series Fund").

     - Shareholders of Advantus Bond Portfolio, Advantus Index 400 Mid-Cap Portfolio, Advantus Index 500 Portfolio, Advantus Money Market Portfolio, Advantus Mortgage Securities Portfolio and Advantus Real Estate Securities Portfolio are being asked to approve an amendment to the investment advisory agreement between Advantus Series Fund and Advantus Capital that would increase the advisory fee payable to Advantus Capital by each such Portfolio.

     Each Portfolio is a series of Advantus Series Fund, which is an underlying investment vehicle used by variable annuity and variable life insurance contracts. As the owner of such a variable life insurance or variable annuity contract (a "Beneficial Owner"), you are an indirect participant in one or more of the Portfolios and are eligible to provide instructions on how to vote on these proposals.

     Advantus Capital has proposed that the schedule to the investment advisory agreement between Advantus Capital and Advantus Series Fund (the "Advisory Agreement") be revised to increase the advisory fee paid to Advantus Capital by Advantus Bond Portfolio, Advantus Index 400 Mid-Cap Portfolio, Advantus Index 500 Portfolio, Advantus Money Market Portfolio, Advantus Mortgage Securities Portfolio and Advantus Real Estate Securities Portfolio. These increases are described in detail in the attached Proxy Statement. Advantus Capital proposed the increases primarily to better enable it to compensate its investment professionals at industry competitive levels, while maintaining its profitability, and thereby attract, motivate and retain high quality investment professionals with minimal disruptive turnover. This should in turn enable Advantus Capital to continue to provide high quality investment advisory services to the respective Portfolios. The Board of Directors reviewed and approved the fee increases at its April 22, 2004 meeting. Based on information that the Board received from Advantus Capital, the Board concluded that it was in the best interests of the shareholders and Beneficial Owners of each affected Portfolio to approve the fee increase.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT BENEFICIAL OWNERS OF EACH AFFECTED PORTFOLIO VOTE FOR THIS PROPOSED AMENDMENT TO THE ADVISORY AGREEMENT. THE BOARD ALSO RECOMMENDS THAT BENEFICIAL OWNERS OF EACH PORTFOLIO VOTE FOR EACH OF THE DIRECTOR NOMINEES.

     Whether or not you plan to attend the meeting, please fill out, sign and return your voting instruction form in the envelope provided so that your vote may be counted. If you are a Beneficial Owner with respect to more than one Portfolio, you may receive more than one voting instruction form and will need to vote your shares of each Portfolio. Please read the entire proxy statement carefully before you vote.

     Thank you for your prompt attention and participation.

                                          Sincerely,

                                          /s/ Dianne M. Orbison
                                          Dianne M. Orbison
                                          President

                           ADVANTUS SERIES FUND, INC.

                            ADVANTUS BOND PORTFOLIO
                      ADVANTUS INDEX 400 MID-CAP PORTFOLIO
                          ADVANTUS INDEX 500 PORTFOLIO
                     ADVANTUS INTERNATIONAL BOND PORTFOLIO
                ADVANTUS MATURING GOVERNMENT BOND 2006 PORTFOLIO
                ADVANTUS MATURING GOVERNMENT BOND 2010 PORTFOLIO
                        ADVANTUS MONEY MARKET PORTFOLIO
                     ADVANTUS MORTGAGE SECURITIES PORTFOLIO
                   ADVANTUS REAL ESTATE SECURITIES PORTFOLIO

                            400 ROBERT STREET NORTH
                           ST. PAUL, MINNESOTA 55101

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 28, 2004

     Notice is hereby given that a Special Meeting of Shareholders of the mutual funds listed above (each a "Portfolio" and collectively the "Portfolios"), each of which is a series of Advantus Series Funds, Inc. ("Advantus Series Fund" or the "Fund"), will be held at the offices of Advantus Capital Management, Inc. ("Advantus Capital"), 400 Robert Street North, St. Paul, Minnesota 55101, on December 28, 2004 at 9:00 a.m. Central time, for the purposes of considering the proposals set forth below.

          1. To elect a Board of Directors for Advantus Series Fund.

          2. To approve an amendment to the investment advisory agreement between Advantus Series Fund and Advantus Capital which would increase the advisory fee payable to Advantus Capital by Advantus Bond Portfolio, Advantus Index 400 Mid-Cap Portfolio, Advantus Index 500 Portfolio, Advantus Money Market Portfolio, Advantus Mortgage Securities Portfolio and Advantus Real Estate Securities Portfolio.

          3. To transact any other business that properly comes before the meeting and any adjournments of the meeting.

     SHAREHOLDERS OF RECORD OF EACH PORTFOLIO AS OF THE CLOSE OF BUSINESS ON NOVEMBER 2, 2004 ARE ENTITLED TO NOTICE OF, AND TO VOTE AT, THIS MEETING OR ANY ADJOURNMENT OF THIS MEETING.

     Each Portfolio issues and sells its shares to the separate accounts of Minnesota Life Insurance Company ("Minnesota Life") and to the separate accounts of other life insurance companies, including but not limited to life insurance affiliates of Minnesota Life. The separate accounts hold shares of mutual funds, including the Portfolios, which fund benefits under variable annuity contracts or variable life insurance contracts issued by Minnesota Life or the other insurance companies. As the owners of the assets held in the separate accounts, these insurance companies are the sole shareholders of the Portfolios and are entitled to vote all of the shares of each Portfolio. However, pursuant to applicable laws, contracts, or other arrangements, the insurance companies vote outstanding shares of the Portfolios in accordance with instructions received from the owners of the annuity and life insurance contracts (the "Beneficial Owners"). This Notice is being delivered to Beneficial Owners of one or more of the Portfolios as of the record date, so that they may instruct the insurance companies how to vote the shares of the Portfolios underlying their contracts. Beneficial Owners of the Portfolios will vote together to elect the Board of Directors of Advantus Series Fund. Beneficial owners of Advantus Bond Portfolio, Advantus Index 400 Mid-Cap Portfolio, Advantus Index 500 Portfolio, Advantus Money Market Portfolio, Advantus Mortgage Securities Portfolio and Advantus Real Estate Securities Portfolio will vote separately on the proposal to amend the investment advisory agreement with Advantus Capital. This proposal will be effected as to a particular Portfolio only if that Portfolio's shareholders approve the proposal.

     BENEFICIAL OWNERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY THE ACCOMPANYING VOTING INSTRUCTION CARD, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF ADVANTUS SERIES FUND. INSTRUCTIONS MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED INSTRUCTION CARD OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

Dated: November 22, 2004

                                          By Order of the Board of Directors

                                          /s/ Michael J. Radmer
                                          Michael J. Radmer
                                          Secretary

                           ADVANTUS SERIES FUND, INC.

                            ADVANTUS BOND PORTFOLIO
                      ADVANTUS INDEX 400 MID-CAP PORTFOLIO
                          ADVANTUS INDEX 500 PORTFOLIO
                     ADVANTUS INTERNATIONAL BOND PORTFOLIO
                ADVANTUS MATURING GOVERNMENT BOND 2006 PORTFOLIO
                ADVANTUS MATURING GOVERNMENT BOND 2010 PORTFOLIO
                        ADVANTUS MONEY MARKET PORTFOLIO
                     ADVANTUS MORTGAGE SECURITIES PORTFOLIO
                   ADVANTUS REAL ESTATE SECURITIES PORTFOLIO

                            400 ROBERT STREET NORTH
                           ST. PAUL, MINNESOTA 55101
                                 1-800-665-6005

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                               DECEMBER 28, 2004

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Advantus Series Fund, Inc. ("Advantus Series Fund" or the "Fund") for the Special Meeting of Shareholders of Advantus Bond Portfolio, Advantus Index 400 Mid-Cap Portfolio, Advantus Index 500 Portfolio, Advantus International Bond Portfolio, Advantus Maturing Government Bond 2006 Portfolio, Advantus Maturing Government Bond 2010 Portfolio, Advantus Money Market Portfolio, Advantus Mortgage Securities Portfolio and Advantus Real Estate Securities Portfolio (each a "Portfolio" and collectively the "Portfolios"), to be held on December 28, 2004 at 9:00 a.m. Central time, at the offices of Advantus Capital Management, Inc. ("Advantus Capital"), 400 Robert Street North, St. Paul, Minnesota 55101.

                              SUMMARY OF PROPOSALS

     The following table illustrates which proposals are to be voted on by shareholders of each Portfolio:

                                                  PROPOSAL
                                   ---------------------------------------
                                                      APPROVE AMENDMENT TO
                                                      INVESTMENT ADVISORY
PORTFOLIO                          ELECT DIRECTORS         AGREEMENT
---------                          ---------------    --------------------
Bond Portfolio.................           X                    X
Index 400 Mid-Cap Portfolio....           X                    X
Index 500 Portfolio............           X                    X
International Bond Portfolio...           X
Maturing Government Bond 2006
  Portfolio....................           X
Maturing Government Bond 2010
  Portfolio....................           X
Money Market Portfolio.........           X                    X
Mortgage Securities
  Portfolio....................           X                    X
Real Estate Securities
  Portfolio....................           X                    X

                      VOTING AND OTHER GENERAL INFORMATION

GENERAL INFORMATION

     Advantus Capital acts as the investment adviser to each of the Portfolios. Securian Financial Services, Inc. ("Securian") acts as the distributor of the Portfolios' shares. Minnesota Life Insurance Company ("Minnesota Life") provides accounting oversight, financial reporting, legal and other administrative services to the Portfolios. State Street Bank and Trust Company ("State Street") provides daily accounting and investment administration services to the Portfolios. The address of each of Advantus Capital, Securian and Minnesota Life is 400 Robert Street North, St. Paul, Minnesota 55101. The address of State Street is 801 Pennsylvania Ave., Kansas City, Missouri 64105.

     This solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying voting instruction cards. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of Advantus Capital. The cost of preparing, printing and mailing the Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, will be paid by the Portfolios.

VOTING RIGHTS

     In order for the shareholder meeting to go forward for a Portfolio, there must be a quorum. This means that at least a majority of that Portfolio's shares must be represented at the meeting, either in person or by proxy. Because Minnesota Life (or an affiliated life insurance company) owns all of the shares of each Portfolio through their separate accounts, their presence at the meeting in person or by proxy will meet the quorum requirement. If sufficient votes to approve a proposal are not obtained for any Portfolio, the proxies may propose one or more adjournments of the meeting with respect to that Portfolio to permit further solicitation of voting instructions. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares represented in person or by proxy at the meeting (or any adjournment of the meeting).

     Shareholders of each Portfolio are entitled to one vote for each full share held and are entitled to fractional votes for fractional shares. Due to the pass-through voting structure of variable insurance contracts, the insurance companies will vote shares in the separate account(s). However, they are required by law to request voting instructions from Beneficial Owners and must vote shares in the separate account(s) on behalf of the Beneficial Owner(s), including shares for which no instructions have been received, in proportion to the voting instructions received.

     You may revoke your voting instructions at any time up until voting results are announced at the meeting. You can do this by writing to the Secretary of Advantus Series Fund, or by providing voting instructions in person at the meeting and notifying the election judge that you are revoking your prior instructions. If you return an executed voting instruction card without instructions, your shares will be voted "for" each proposal.

     None of the matters to be presented at the meeting will entitle any shareholder to cumulative voting or appraisal rights.

RECORD DATE AND OUTSTANDING SHARES

     Only shareholders of record of the Portfolios at the close of business on November 2, 2004 are entitled to notice of and to vote at the meeting and any postponement or adjournment thereof. On that date, each Portfolio had the following number of shares outstanding and entitled to vote:

                                               TOTAL NUMBER OF SHARES
PORTFOLIO                                           OUTSTANDING
---------                                      ----------------------
Advantus Bond Portfolio....................         209,158,124
Advantus Index 400 Mid-Cap Portfolio.......          57,140,025
Advantus Index 500 Portfolio...............         175,080,210
Advantus International Bond Portfolio......          46,179,018
Advantus Maturing Government Bond 2006
  Portfolio................................           4,102,858
Advantus Maturing Government Bond 2010
  Portfolio................................           4,340,063
Advantus Money Market Portfolio............          87,692,615
Advantus Mortgage Securities Portfolio.....         168,115,794
Advantus Real Estate Securities
  Portfolio................................          45,619,712

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The officers and directors of the Fund cannot directly own shares of the Portfolios without purchasing an insurance contract through a participating insurance company. As of the record date, the officers and directors of the Fund as a group beneficially owned less than 1% of the outstanding shares of each Portfolio, and Minnesota Life (and its affiliated life insurance companies) were the record owners of 100% of the shares of each of the Portfolios.

OTHER BUSINESS

     The Board of Directors of the Fund knows of no other business to be brought before the meeting. However, if any other matters come before the meeting, voting instruction forms that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed voting instruction form.

SHAREHOLDER PROPOSALS

     The Portfolios do not hold annual or other regular meetings of shareholders. Since the Portfolios do not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting of the Portfolios cannot be provided. To be considered for inclusion in the proxy statement for any subsequent meeting of shareholders, a shareholder proposal must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

     The Portfolios' most recent annual and semiannual reports are available at no cost. To request a report, please contact Advantus Series Fund at 400 Robert Street North, St. Paul, Minnesota 55101 or call 1-800-995-3850.

     Please be sure to read the entire proxy statement before casting your vote. This proxy statement and voting instruction forms were first mailed to shareholders on or about November 22, 2004.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

     Shareholders are being asked to elect the nominees listed below to the Board of Directors of Advantus Series Fund, and to thereby set the number of Directors at four. The Bylaws of Advantus Series Fund provide that the shareholders have the power to set the number of Directors (subject to the authority of the Board of Directors to increase or decrease the number as permitted by law). Two of the current Directors, Ralph D. Ebbott and William C. Melton, are being submitted for election by the shareholders at the annual meeting. William N. Westhoff and Ellen S. Berscheid, current members of the Board, are retiring following the meeting. Two non-incumbent nominees have been nominated to fill the vacancies left by Mr. Westhoff and Dr. Berscheid. If elected, each nominee will serve as a Director until the next meeting of the shareholders or until his or her successor is elected.

     At meetings held on September 30, 2004 and October 28, 2004, the Board of Directors, upon the recommendation of the Nominating Committee of the Board, nominated the Director nominees listed in the table below. All nominees have consented to serve as Directors upon their election, but if any of them should decline or be unable to act as a Director, the persons named as proxies may vote in favor of such other person or persons as the Board may recommend. Ms. Bridges was recommended to the Nominating Committee as a nominee by an officer of Minnesota Life and Ms. Orbison was recommended by officers of Advantus Capital.

     Each nominee for Director of Advantus Series Fund is listed below, together with information regarding such nominee's principal occupation and business experience during the past five years. Unless otherwise indicated, all positions have been held more than five years.

INTERESTED DIRECTOR NOMINEE

                             POSITION(S)
                              HELD WITH
                              ADVANTUS
                               SERIES            TERM OF OFFICE                  PRINCIPAL OCCUPATION(S)
  NAME, AGE AND ADDRESS         FUND        AND LENGTH OF TIME SERVED              DURING PAST 5 YEARS
  ---------------------      -----------    -------------------------    ----------------------------------------
Dianne M. Orbison*            President     President of Advantus        President and Treasurer, Advantus
Age: 52                                     Series Fund since July       Capital Management, Inc.; Senior Vice
400 Robert Street North                     25, 2002; re-elected         President and Treasurer, Minnesota Life
St. Paul, Minnesota 55101                   annually by the Board of     Insurance Company; Vice President and
                                            Directors                    Treasurer, Minnesota Mutual Companies,
                                                                         Inc.; Senior Vice President and
                                                                         Treasurer, Securian Financial Group,
                                                                         Inc.; Vice President and Treasurer,
                                                                         Securian Holding Company; President,
                                                                         MIMLIC Funding, Inc. (entity holding
                                                                         legal title to bonds beneficially owned
                                                                         by certain clients of Advantus Capital);
                                                                         President and Treasurer, MCM Funding
                                                                         1997-1, Inc. and MCM Funding 1998-1,
                                                                         Inc. (entities holding legal title to
                                                                         mortgages beneficially owned by certain
                                                                         clients of Advantus Capital); Treasurer,
                                                                         MIMLIC Life Insurance Company;
                                                                         Treasurer, Securian Life Insurance
                                                                         Company

                              NUMBER OF
                            PORTFOLIOS IN
                             FUND COMPLEX
                             OVERSEEN BY           OTHER
                             DIRECTOR OR       DIRECTORSHIPS
                             NOMINEE FOR          HELD BY
  NAME, AGE AND ADDRESS        DIRECTOR         DIRECTOR**
  ---------------------    ----------------    -------------
Dianne M. Orbison*             Nine              None
Age: 52
400 Robert Street North
St. Paul, Minnesota 55101

---------------

 * Ms. Orbison is an "interested person" (as defined in the Investment Company Act of 1940) of Advantus Series Fund due to the positions that she holds with Advantus Capital Management and its affiliates.

** Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

INDEPENDENT DIRECTOR NOMINEES

                            POSITION(S)
                             HELD WITH
                             ADVANTUS
                              SERIES            TERM OF OFFICE                   PRINCIPAL OCCUPATION(S)
 NAME, AGE AND ADDRESS         FUND        AND LENGTH OF TIME SERVED               DURING PAST 5 YEARS
 ---------------------      -----------    -------------------------    -----------------------------------------
Ralph D. Ebbott              Director      Term expiring earlier of     Retired
Age: 77                                    death, resignation,
400 Robert Street North                    removal, disqualifi-
St. Paul, Minnesota                        cation, or successor duly
55101                                      elected and qualified.
                                           Director of Advantus
                                           Series Fund since October
                                           22, 1985
William C. Melton            Director      Term expiring earlier of     Founder and President of Melton Research
Age: 56                                    death, resignation,          Inc. since 1997; member of the Advisory
400 Robert Street North                    removal, disqualifi-         Board of Macroeconomic Advisors LLC since
St. Paul, Minnesota                        cation, or successor duly    1998; member, Minneapolis StarTribune
55101...................                   elected and qualified.       Board of Economists since 1986
                                           Director of Advantus
                                           Series Fund since April
                                           25, 2002
Dorothy J. Bridges           Director      N/A                          President and Chief Executive Officer,
Age: 49                      Nominee                                    Franklin National Bank since 1999
400 Robert Street North
St. Paul, Minnesota
55101

                             NUMBER OF
                           PORTFOLIOS IN
                            FUND COMPLEX
                            OVERSEEN BY           OTHER
                            DIRECTOR OR       DIRECTORSHIPS
                            NOMINEE FOR          HELD BY
 NAME, AGE AND ADDRESS        DIRECTOR         DIRECTOR**
 ---------------------    ----------------    -------------
Ralph D. Ebbott               Nine              None
Age: 77
400 Robert Street North
St. Paul, Minnesota
55101
William C. Melton             Nine              None
Age: 56
400 Robert Street North
St. Paul, Minnesota
55101...................
Dorothy J. Bridges            Nine              None
Age: 49
400 Robert Street North
St. Paul, Minnesota
55101

---------------

 * Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

     Under Minnesota law, the Board of Directors of the Fund has overall responsibility for managing the Fund in good faith and in a manner reasonably believed to be in the best interests of the Fund. The Directors meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the performance of the Fund and its Portfolios. The Board held 11 meetings during the Fund's last fiscal year. Each incumbent Director attended at least 75% of the Board meetings and the meetings of the Board committees on which the Director served during such period.

     Shareholders wishing to communicate with the Board or individual Directors should send such correspondence to the Board or such individual Director, c/o Advantus Capital Management, Inc., 400 Robert Street North, St. Paul, Minnesota 55101. All such shareholder communications will be sent directly to the applicable Board member(s). The Fund currently does not have a policy with respect to Board members' attendance at shareholder meetings.

     The Fund has both an Audit Committee and a Nominating Committee of the Board of Directors, the members of which are all Directors who are not "interested persons" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940 ("Independent Directors"). Dr. Berscheid, Dr. Melton and Mr. Ebbott comprise the members of both committees. The Board of Directors also has created a Dividend Declaration Committee, the sole member of which is Gary M. Kleist, Vice President and Treasurer of the Fund and an officer of Advantus Capital and Minnesota Life.

     The Audit Committee, which has adopted and operates in accordance with a separate Audit Committee Charter, has as its purposes (a) to oversee the accounting and financial reporting processes of the Fund and each of its series and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (b) to oversee, or, as appropriate, assist Board oversight of, the quality and integrity of the Fund's financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Fund's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditors;
(e) to act as a liaison between the Fund's independent auditors and the full Board; and (f) to assist Board oversight of the Fund's internal audit function (if any). The Audit Committee met four times during the last fiscal year. A copy of the Audit Committee Charter is included as Appendix A to this Proxy Statement.

     The Nominating Committee, which operates in accordance with a separate Nominating Committee Charter approved by the Board of Directors, selects and recommends to the Board of Directors individuals for nomination as Independent Directors. The names of potential Independent Director candidates are drawn from a number of sources, including recommendations from management of Advantus Capital. Each candidate is evaluated by the Nominating Committee with respect to the relevant business and industry experience that would enable the candidate to serve effectively as an Independent Director, as well as his or her compatibility with respect to business philosophy and style. The members of the Nominating Committee may conduct an in-person interview of each viable candidate using a standardized questionnaire. When all of the viable candidates have been evaluated and interviewed, the Nominating Committee determines which of the viable candidates should be presented to the Board of Directors for selection to become a member of the Board of Directors. Inasmuch as the Fund does not hold annual meetings of shareholders and meetings of shareholders occur only intermittently, the Nominating Committee does not at present consider nominees recommended by Beneficial Owners. The Nominating Committee did not hold any meetings during the last fiscal year. A copy of the Nominating Committee Charter is included as Appendix B to this Proxy Statement.

     The function of the Dividend Declaration Committee is to oversee the distribution of the Fund's dividends and capital gains distributions. The Dividend Declaration Committee met four (4) times during the last fiscal year.

     The current Directors and Director nominees beneficially owned shares in the Fund in the following dollar ranges as of September 30, 2004.

                                                    DOLLAR RANGE OF
                                                   EQUITY SECURITIES
     NAME OF DIRECTOR OR DIRECTOR NOMINEE           IN THE FUND(1)
     ------------------------------------          -----------------
William N. Westhoff(2).........................     $10,001-$50,000
Ralph D. Ebbott................................          None
William C. Melton..............................          None
Ellen S. Berscheid(2)..........................          None
Dianne M. Orbison..............................          None
Dorothy J. Bridges.............................          None

---------------

(1) The Fund's shares are currently sold only to separate accounts of Minnesota Life and certain other life insurance companies. Directors who own contracts issued by those companies are the beneficial owners of the shares of the Fund attributable to such contracts.

(2) Mr. Westhoff and Dr. Berscheid will retire from the Board following the meeting.

     No compensation is paid by the Fund to any of its officers or Directors who are affiliated with Advantus Capital. Each Director who is not affiliated with Advantus Capital receives compensation from all investment companies for which Advantus Capital acts as the investment adviser and manager (such funds are referred to as the "Fund Complex") equal, in the aggregate, to $8,000 per year plus $2,000 per board meeting and committee meeting attended (and reimbursement of travel expenses to attend Directors' meetings). Advantus Capital currently acts as the investment adviser and manager only for Advantus Series Fund. Prior to December 8, 2003, Advantus Capital acted as the investment adviser and manager for an additional eleven investment companies. Each such investment company bore a pro rata portion of the Directors' compensation based on the ratio that such investment company's total net assets bore to the total net assets of the Fund Complex. During the fiscal year ended December 31, 2003, each Director not affiliated with Advantus Capital was compensated by the Fund in accordance with the following table:

                                           PENSION OR                          TOTAL
                                           RETIREMENT                      COMPENSATION
                           AGGREGATE        BENEFITS        ESTIMATED      FROM FUND AND
                          COMPENSATION     ACCRUED AS        ANNUAL        FUND COMPLEX
                            FROM THE      PART OF FUND    BENEFITS UPON       PAID TO
   NAME OF DIRECTOR           FUND          EXPENSES       RETIREMENT        DIRECTORS
   ----------------       ------------    ------------    -------------    -------------
William C. Melton.....      $13,241           n/a              n/a            $26,000
Ellen S. Berscheid....      $13,241           n/a              n/a            $26,000
Ralph D. Ebbott.......      $13,241           n/a              n/a            $26,000
William N.
  Westhoff*...........      $ 8,827           n/a              n/a            $18,000

---------------

* Prior to July 26, 2002, William N. Westhoff was president of and therefore affiliated with Advantus Capital, but since his retirement from Advantus Capital as of that date he has received compensation as a Director of the Fund as described above.

BOARD RECOMMENDATION; VOTE REQUIRED

   THE BOARD RECOMMENDS THAT BENEFICIAL OWNERS VOTE FOR EACH OF THE NOMINEES.

     Directors are elected by the affirmative vote of a plurality of shares present at the meeting, either in person or by proxy, and entitled to vote. This means that the four nominees who receive the largest number of votes will be elected as directors. In the election of directors, votes may be cast in favor or withheld. Votes that are withheld will have no effect on the outcome of the election of directors.

                                  PROPOSAL TWO

                   AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

     At an April 22, 2004 meeting, the Fund's Board of Directors ("Board") unanimously approved, and recommended that Beneficial Owners approve, an amendment to the investment advisory agreement between Advantus Series Fund and Advantus Capital (the "Advisory Agreement") that would increase the investment advisory fee to be paid to Advantus Capital by Advantus Bond Portfolio, Advantus Index 400 Mid-Cap Portfolio, Advantus Index 500 Portfolio, Advantus Money Market Portfolio, Advantus Mortgage Securities Portfolio and Advantus Real Estate Securities Portfolio. For purposes of this section of the Proxy Statement, unless the context otherwise requires, "Portfolio" or "Portfolios" refers only to the foregoing Portfolios, and not to the other series of Advantus Series Fund.

CURRENT AND PROPOSED ADVISORY FEE SCHEDULES

     The following table sets forth the current and proposed advisory fee schedule for each Portfolio and the net assets of each such Portfolio at December 31, 2003. In the table, advisory fees are expressed as a percentage of the Portfolios' average daily net assets.

PORTFOLIO
---------
Bond.....................  Current advisory fee:   0.30% of assets to $500
                                                   million; 0.25% of assets
                                                   exceeding $500 million to
                                                   $1 billion; 0.20% of
                                                   assets exceeding $1
                                                   billion
                           Proposed advisory fee:  0.40% of assets to $1
                                                   billion; 0.35% of assets
                                                   exceeding $1 billion
                           Net Assets at 12/31/03  $286,934,451
Index 400 Mid-Cap........  Current advisory fee:   0.15% of assets to $250
                                                   million; 0.10% of assets
                                                   exceeding $250 million to
                                                   $1 billion; 0.075% of
                                                   assets exceeding $1
                                                   billion
                           Proposed advisory fee:  0.15% of assets to $1
                                                   billion; 0.10% of assets
                                                   exceeding $1 billion
                           Net Assets at 12/31/03  $63,758,230
Index 500................  Current advisory fee:   0.15% of assets to $250
                                                   million; 0.10% of assets
                                                   exceeding $250 million to
                                                   $1 billion; 0.075% of
                                                   assets exceeding $1
                                                   billion
                           Proposed advisory fee:  0.15% of assets to $1
                                                   billion; 0.10% of assets
                                                   exceeding $1 billion
                           Net Assets at 12/31/03  $586,841,976
Money Market.............  Current advisory fee:   0.25% of assets to $1
                                                   billion; 0.20% of assets
                                                   exceeding $1 billion
                           Proposed advisory fee:  0.30% of assets to $1
                                                   billion; 0.25% of assets
                                                   exceeding $1 billion
                           Net Assets at 12/31/03  $96,068,727

PORTFOLIO
---------
Mortgage Securities......  Current advisory fee:   0.30% of assets to $1
                                                   billion; 0.25% of assets
                                                   exceeding $1 billion
                           Proposed advisory fee:  0.40% of assets to $1
                                                   billion; 0.35% of assets
                                                   exceeding $1 billion
                           Net Assets at 12/31/03  $241,997,103
Real Estate Securities...  Current advisory fee:   0.60% of assets to $1
                                                   billion; 0.55% of assets
                                                   exceeding $1 billion
                           Proposed advisory fee:  0.70% of assets to $1
                                                   billion; 0.65% of assets
                                                   exceeding $1 billion
                           Net Assets at 12/31/03  $60,664,490

ACTUAL AND PRO FORMA ADVISORY FEES PAID; OTHER FEES PAID TO AFFILIATES OF ADVANTUS CAPITAL

     The following table sets forth the actual advisory fees paid by each Portfolio during the year ended December 31, 2003, the pro forma fees each such Portfolio would have paid during such period if the proposed advisory fee schedules had been in effect; and the percentage difference between these two figures, using the actual figure as the denominator. The last column of the table sets forth the aggregate fees, other than advisory fees, paid by each such Portfolio to Advantus Capital and its affiliated persons, and affiliated persons of such persons, during such period. The figures in this column represent fees paid by the Portfolios to Minnesota Life for certain accounting, legal, and other administrative services. The following table does not take into account the Portfolios' other expenses or the charges and expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolios.

     The proposed advisory fee changes for Index 400 Mid-Cap Portfolio and Index 500 Portfolio represent only a change in asset breakpoints. For each of these Portfolios, there has been proposed an increase in the level of Portfolio assets at which the investment advisory fee decreases. As can be seen from the following table, the proposed change in asset breakpoints would not have increased the investment advisory fee payable by Index 400 Mid-Cap Portfolio during the Portfolio's last fiscal year. In addition, given the current level of the Portfolio's assets ($76,070,908 as of September 30, 2004), it is unlikely that the proposed change in asset breakpoints will increase the advisory fee payable by the Portfolio during the current fiscal year.

                        ACTUAL ADVISORY     PRO FORMA                  OTHER FEES PAID TO
                           FEES PAID      ADVISORY FEES                 ADVANTUS CAPITAL
                          DURING YEAR      DURING YEAR                   AND AFFILIATES
                             ENDED            ENDED       PERCENTAGE      DURING YEAR
PORTFOLIO                  12/31/03         12/31/03       INCREASE      ENDED 12/31/03
---------               ---------------   -------------   ----------   ------------------
Bond..................     $860,144        $1,146,858       33.33%          $31,800
Index 400 Mid-Cap.....       72,518            72,518        0.00%           31,800
Index 500.............      598,598           709,466       18.52%           31,800
Money Market..........      321,314           385,577       20.00%           31,800
Mortgage Securities...      760,179         1,013,572       33.33%           31,800
Real Estate
Securities............      259,374           302,603       16.67%           31,800

ACTUAL AND PRO FORMA EXPENSE TABLES AND EXAMPLES

     Each Portfolio's operating expenses are paid out of its assets, and thus are indirectly borne by shareholders. The following tables set forth the actual operating expenses currently borne by Bond Portfolio, Index 400 Mid-Cap Portfolio, Index 500 Portfolio, Money Market Portfolio, Mortgage Securities Portfolio and Real Estate Securities Portfolio, and the pro forma operating expenses that the Portfolios would bear if the proposed amendment to the Advisory Agreement is approved.

     After the table for each Portfolio, an example is set forth which shows the costs you would bear indirectly as a result of investing in the Portfolio. These examples are intended to help you compare the costs of investing in the Portfolio with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then either redeem or continue holding all of your shares at the end of those periods -- the costs you bear would be the same in either event. The examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Your actual costs may be higher or lower than those set forth in the examples.

     THESE TABLES AND EXAMPLES DO NOT REFLECT THE CHARGES AND OTHER EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS WHICH INVEST IN THE PORTFOLIOS. SINCE YOU CAN ONLY INVEST IN THE PORTFOLIOS BY INVESTING IN SUCH POLICIES AND CONTRACTS, THE TOTAL EXPENSES YOU ACTUALLY BEAR ARE GREATER THAN THOSE SET FORTH IN THE TABLES AND EXAMPLES. You should refer to the prospectus for your policy or contract for information concerning the charges and expenses associated with such investments.

BOND PORTFOLIO

                                                 ACTUAL    PRO FORMA
                                                 ------    ---------
ANNUAL PORTFOLIO OPERATING EXPENSES:
Management Fees..............................    0.30%       0.40%
Rule 12b-1 Fees..............................    0.25%       0.25%
Other Expenses...............................    0.06%       0.06%
Total Portfolio Operating Expenses...........    0.61%       0.71%

     Example (expenses borne by shareholders if shares are held for indicated periods):

     1 YEAR              3 YEARS              5 YEARS              10 YEARS
-----------------   ------------------   ------------------   ------------------
ACTUAL  PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
------  ---------   ------   ---------   ------   ---------   ------   ---------
$62...     $73       $195      $227       $340      $395       $762      $883

INDEX 400 MID-CAP PORTFOLIO

                                                 ACTUAL    PRO FORMA
                                                 ------    ---------
ANNUAL PORTFOLIO OPERATING EXPENSES:
Management Fees..............................    0.15%       0.15%
Rule 12b-1 Fees..............................    0.25%       0.25%
Other Expenses...............................    0.21%       0.21%
Total Portfolio Operating Expenses...........    0.61%       0.61%

     Example (expenses borne by shareholders if shares are held for indicated periods):

     1 YEAR              3 YEARS              5 YEARS              10 YEARS
-----------------   ------------------   ------------------   ------------------
ACTUAL  PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
------  ---------   ------   ---------   ------   ---------   ------   ---------
$62...     $62       $195      $195       $340      $340       $762      $762

INDEX 500 PORTFOLIO

                                                 ACTUAL    PRO FORMA
                                                 ------    ---------
ANNUAL PORTFOLIO OPERATING EXPENSES:
Management Fees..............................    0.13%       0.15%
Rule 12b-1 Fees..............................    0.25%       0.25%
Other Expenses...............................    0.07%       0.07%
Total Portfolio Operating Expenses...........    0.45%       0.47%

     Example (expenses borne by shareholders if shares are held for indicated periods):

     1 YEAR              3 YEARS              5 YEARS              10 YEARS
-----------------   ------------------   ------------------   ------------------
ACTUAL  PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
------  ---------   ------   ---------   ------   ---------   ------   ---------
$46...     $48       $144      $151       $252      $263       $567      $591

MONEY MARKET PORTFOLIO

                                                 ACTUAL    PRO FORMA
                                                 ------    ---------
ANNUAL PORTFOLIO OPERATING EXPENSES:
Management Fees..............................    0.25%       0.30%
Rule 12b-1 Fees..............................    0.25%       0.25%
Other Expenses...............................    0.10%       0.10%
Total Portfolio Operating Expenses...........    0.60%       0.65%

     Example (expenses borne by shareholders if shares are held for indicated periods):

     1 YEAR              3 YEARS              5 YEARS              10 YEARS
-----------------   ------------------   ------------------   ------------------
ACTUAL  PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
------  ---------   ------   ---------   ------   ---------   ------   ---------
$61...     $66       $192      $208       $335      $362       $750      $810

MORTGAGE SECURITIES PORTFOLIO

                                                 ACTUAL    PRO FORMA
                                                 ------    ---------
ANNUAL PORTFOLIO OPERATING EXPENSES:
Management Fees..............................    0.30%       0.40%
Rule 12b-1 Fees..............................    0.25%       0.25%
Other Expenses...............................    0.07%       0.07%
Total Portfolio Operating Expenses...........    0.62%       0.72%

     Example (expenses borne by shareholders if shares are held for indicated periods):

     1 YEAR              3 YEARS              5 YEARS              10 YEARS
-----------------   ------------------   ------------------   ------------------
ACTUAL  PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
------  ---------   ------   ---------   ------   ---------   ------   ---------
$63...     $74       $199      $230       $346      $401       $774      $894

REAL ESTATE SECURITIES PORTFOLIO

                                                 ACTUAL    PRO FORMA
                                                 ------    ---------
ANNUAL PORTFOLIO OPERATING EXPENSES:
Management Fees..............................    0.60%       0.70%
Rule 12b-1 Fees..............................    0.25%       0.25%
Other Expenses...............................    0.26%       0.26%
Total Portfolio Operating Expenses...........    1.11%       1.21%

     Example (expenses borne by shareholders if shares are held for indicated periods):

     1 YEAR              3 YEARS              5 YEARS              10 YEARS
-----------------   ------------------   ------------------   ------------------
ACTUAL  PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
------  ---------   ------   ---------   ------   ---------   ------   ---------
$113..    $123       $353      $384       $612      $665      $1,352    $1,466

BOARD DELIBERATIONS

     At a meeting held on April 22, 2004, the Board of Directors of the Fund, including a majority of the Independent Directors, approved the proposed amendment to the Fund's investment advisory agreement. Advantus Capital proposed the increase in advisory fees in order to better enable it to compensate its investment professionals at industry competitive levels, while maintaining its profitability, and thereby to better enable it to attract, motivate and retain high quality investment professionals with minimal disruptive turnover.

     In connection with such approval, the Directors considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of Advantus Capital's services provided to each affected Portfolio and Advantus Capital's experience and qualifications. In addition to quarterly evaluations of the investment performance of each affected Portfolio relative to broad-based index and industry benchmarks and at least annual in person meetings with and presentations by each affected Portfolio's manager or managers, the Directors on April 22, 2004 reviewed and considered:

     - analyses prepared by Advantus Capital based on data and comparisons supplied independently by Lipper Analytical Services, Inc. ("Lipper") and
       (i) setting forth the current and proposed new contractual advisory fee for each affected Portfolio (as a percentage of assets), (ii) comparing each such Portfolio's proposed contractual advisory fees with standard fee schedules for private (non-mutual fund) accounts managed by Advantus Capital and with the contractual fee schedules of unaffiliated funds of comparable size and complexity (independently selected by Lipper), (iii) comparing each Portfolio's pro forma total returns (assuming the proposed increases in advisory fees) with the Portfolio's benchmark index or indices and with such comparable funds (prepared by Advantus Capital from data independently furnished by Lipper);

     - descriptions of brokerage allocation practices (including any soft dollar arrangements) and assurances that such practices and arrangements are accurately described in the Fund's registration statement;

     - assurances that Advantus Capital and its personnel are in compliance with the Fund's codes of ethics, policies and procedures and exemptive orders and with applicable laws and regulations;

     - a report on Advantus Capital's profitability (including pro forma profitability assuming the approval of the requested fee increases) related to providing advisory services to each affected Portfolio after taking into account (i) proposed advisory fees and any other benefits to be realized by Advantus Capital or any of its affiliates as a result of Advantus Capital's role as adviser to each Portfolio, and (ii) the direct and indirect expenses incurred by Advantus Capital in advisory services to each Portfolio; and

     - the ability of Advantus Capital, both with and without the proposed fee increases, to attract, motivate and retain high quality investment professionals with minimal disruptive turnover, including the ability of Advantus Capital to compensate its investment professionals at competitive levels and to maintain industry competitive profitability levels.

     Following a thorough weighing and discussion of the foregoing information and factors, the Directors unanimously concluded that proposed investment advisory fee increases to each of the aforementioned Portfolios is in the best interests of the Fund, each Portfolio, its shareholders and Beneficial Owners. The Board of Directors specifically concluded that the compensation to be paid to Advantus Capital by each affected Portfolio, and Advantus Capital's anticipated profitability therefrom, is fair and equitable to such Portfolio, its shareholders and Beneficial Owners.

ADVISORY FEE SCHEDULES FOR OTHER FUNDS ADVISED BY ADVANTUS CAPITAL

     International Bond Portfolio, one of the series of the Fund for which an advisory fee increase has not been proposed, has an investment objective similar to the investment objectives of Bond Portfolio, Money Market Portfolio, Mortgage Securities Portfolio and Real Estate Securities Portfolio. The following table sets forth the current advisory fee schedule for International Bond Portfolio, and the net assets of such Portfolio at December 31, 2003. In the table, advisory fees are expressed as a percentage of the Portfolio's average daily net assets. Advantus Capital did not waive any advisory fees for such Portfolio during the year ended December 31, 2003.

Advisory fee:.................    0.60% of assets to $1 billion;
                                  0.55% of assets exceeding $1
                                  billion
Net Assets at 12/31/03........    $68,312,168

INFORMATION CONCERNING THE INVESTMENT ADVISORY AGREEMENT

     Advantus Capital acts as investment advisor and manager of the Portfolios under an Investment Advisory Agreement dated May 1, 2000, which was most recently approved by shareholders on April 17, 2000. The Advisory Agreement was submitted to shareholders at that time for the purpose of approving amendments changing the schedule of advisory fees payable by certain Portfolios, deleting a provision requiring Advantus Capital to pay distribution-related expenses of the Portfolios, and modifying the Agreement's amendment provisions. The Advisory Agreement was last approved by the Board of Directors (including a majority of the directors who are not parties to the contract, or interested persons of any such party) on January 22, 2004. The amendment to the Advisory Agreement being proposed in this Proxy Statement changes only the advisory fees payable by certain Portfolios. The remaining provisions of the Advisory Agreement, described below, remain unchanged.

     Under the Advisory Agreement, Advantus Capital furnishes the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Fund pays all of its costs and expenses which are not assumed by Advantus Capital. These Fund expenses include, by way of example, but not by way of limitation, all expenses incurred in the operation of the Fund including, among others, interest, taxes, brokerage fees and commissions, fees of the Directors who are not employees of Advantus Capital or any of its affiliates, expenses of directors' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, association membership dues, charges of custodians, and auditing and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission ("SEC") and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders.

     Under the Advisory Agreement and exemptive relief granted by the SEC, Advantus Capital may appoint sub-advisors for the Portfolios with the approval of the Fund's Board of Directors but without obtaining shareholder approval.

     Each Portfolio bears all expenses that may be incurred with respect to its individual operation, including but not limited to transaction expenses, advisory fees, brokerage, interest, taxes and the charges of the custodian. The Fund pays all other expenses not attributable to a specific Portfolio, but those expenses are allocated among the Portfolios on the basis of the size of their respective net assets unless otherwise allocated by the Board of Directors of the Fund.

     The Advisory Agreement will terminate automatically in the event of assignment. In addition, the Advisory Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to Advantus Capital, and by Advantus Capital on 60 days' written notice to the Fund. Unless sooner terminated, the Advisory Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not interested persons of any party to the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of any continuance of the Advisory Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the class of capital stock of that Portfolio votes to approve such continuance, notwithstanding that such continuance may not have been approved by a majority of outstanding voting securities of the Fund.

INFORMATION CONCERNING ADVANTUS CAPITAL

     Advantus Capital was incorporated in Minnesota in June 1994. Both Advantus Capital and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual holding company called Minnesota Mutual Companies, Inc. Minnesota Life was organized in 1880, and had assets of more than $19 billion as of September 30, 2004. The address of each of Advantus Capital, Minnesota Life, and Minnesota Mutual Companies, Inc. is 400 Robert Street North, St. Paul, Minnesota 55101.

     The names of the principal executive officer and each director of Advantus Capital are set forth below. Each such person's principal occupation is holding the positions with Advantus Capital indicated below and certain positions with Minnesota Life and its other subsidiaries, and each such person's address is 400 Robert Street North, St. Paul, Minnesota 55101.

NAME                              POSITIONS WITH ADVANTUS CAPITAL
----                           -------------------------------------
Dianne M. Orbison............  President, Treasurer, and Director
Lynne M. Mills...............  Senior Vice President and Director
Marilyn R. Froelich..........  Vice President and Director
Gary M. Kleist...............  Financial Vice President and Director
Sean M. O'Connell............  Vice President and Director

     The following table identifies each officer or director of the Fund who is an officer, employee, director or shareholder of Advantus Capital.

NAME                   POSITIONS WITH FUND  POSITIONS WITH ADVANTUS CAPITAL
----                   -------------------  -------------------------------
Dianne M. Orbison....  President; Director  President, Treasurer, and
                       Nominee              Director
Gary M. Kleist.......  Vice President and   Financial Vice President and
                       Treasurer            Director

     During the Fund's fiscal year ended December 31, 2003, Advantus Series Fund did not pay any commissions to any broker that is an affiliated person of the Fund; that is an affiliated person of such person; or an affiliated person of which is an affiliated person of Advantus Capital or Minnesota Life.

INFORMATION CONCERNING THE FUND'S INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee and the full Board of Directors, including a majority of the Directors who are not interested persons of Advantus Capital or the Fund, have selected KPMG LLP ("KPMG") to be the Fund's independent public accountants for the Fund's current fiscal year. KPMG examines the annual financial statements of the Fund and provides certain other audit-related and tax-related services to the Fund. Representatives of KPMG are not expected to be present at the meeting.

     Fees Paid to KPMG. The aggregate fees billed to the Fund by KPMG for professional services rendered during the fiscal years ended December 31, 2002 and December 31, 2003 were as follows:

     Audit Fees. KPMG LLP billed the Fund $164,744 for the fiscal year ended December 31, 2003 and $220,850 for the fiscal year ended December 31, 2002 in connection with the audit of the Fund's annual financial statements and for services that are normally provided by the independent accountants in connection with statutory and regulatory filings or engagements.

     Audit-Related Fees. KPMG LLP did not bill the Fund any amounts during the last two fiscal years for assurance and related services reasonably related to the performance of the audit and not reported under the heading "Audit Fees" above.

     Tax Fees. KPMG LLP billed the Fund $61,325 for the fiscal year ended December 31, 2003 and $86,459 for the fiscal year ended December 31, 2002 for professional services rendered by KPMG LLP for tax compliance, tax advice, tax planning and tax return preparation.

     All Other Fees. KPMG LLP did not bill the Fund for any services other than those set forth above during the last two fiscal years.

     Audit Committee Pre-Approval Policies. The Audit Committee of the Board of Directors meets with the Fund's independent public accountants and Fund management to review and pre-approve all audit services to be provided by the independent accountants. The Audit Committee also pre-approves all non-audit services to be provided by the independent public accountants to the Fund; provided that such services may also be approved by the chair of the Audit Committee if the estimated fees for such services do not exceed $20,000. In addition, the pre-approval requirement does not apply to non-audit services that
(i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total revenues paid to the independent public accountants by the Fund during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

     The audit committee must also pre-approve all non-audit services to be provided by the independent public accountants to Advantus Capital, and to any entity controlling, controlled by or under common control with Advantus Capital that provides ongoing services to the Fund, where the engagement for such non-audit services relates directly to the operations or financial reporting of the Fund and such services do not come within the de minimis exception from the pre-approval requirement set forth in paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

     None of the services provided to the Fund described above under Audit-Related Fees, Tax Fees and All Other Fees were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     The aggregate non-audit fees billed for each of the last two fiscal years by KPMG for services rendered to the Fund, Advantus Capital and any entity controlling, controlled by or under common control with Advantus Capital that provides ongoing services to the Fund were $201,905 for the fiscal year ended December 31, 2003 and $220,909 for the fiscal year ended December 31, 2002.

     The Audit Committee has determined that the provision by KPMG of the non-audit services rendered to Advantus Capital and entities controlling, controlled by or under common control with Advantus Capital that provides ongoing services to the Fund that were not pre-approved by the Audit Committee is compatible with maintaining KPMG's independence.

BOARD RECOMMENDATION; VOTE REQUIRED

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE BENEFICIAL OWNERS OF EACH PORTFOLIO VOTE FOR THE PROPOSED AMENDMENT TO THE ADVISORY AGREEMENT.

     In order to be approved with respect to a Portfolio, the amendment must be approved by a majority of the outstanding shares of the Portfolio, as defined in the 1940 Act, which means the lesser of the vote of (a) 67% of the shares of the Portfolio present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Portfolio. If voting instructions are not received from a Beneficial Owner, Minnesota Life will vote Portfolio shares held in its sub-accounts (as well as Portfolio shares not attributable to any Beneficial Owners) in the same proportion as Portfolio shares held by the sub-accounts for which instructions are received.

                                                                      APPENDIX A

                    ADVANTUS SERIES FUND, INC. (THE "FUND")
                            AUDIT COMMITTEE CHARTER

I.  AUDIT COMMITTEE MEMBERSHIP AND QUALIFICATIONS

     The Audit Committee shall consist of members appointed by the Fund's Board of Directors (the "Board"). The Board may replace members of the Audit Committee for any reason. No member of the Audit Committee shall be an "interested person" of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor shall any member receive any compensation from the Fund except compensation for service as a member of the Board or a committee of the Board. Each member of the Audit Committee must be financially literate, as that qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable time after appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise as the Board interprets such qualification in its business judgment. The Board shall determine annually whether any member of the Audit Committee is an "audit committee financial expert" as defined in Item 3 of Form N-CSR.

II.  PURPOSES OF THE AUDIT COMMITTEE

     The purposes of the Audit Committee are:

          (a) to oversee the accounting and financial reporting processes of the Fund and each of its series and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

          (b) to oversee, or, as appropriate, assist Board oversight of, the quality and integrity of the Fund's financial statements and the independent audit thereof;

          (c) to oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;

          (d) to approve prior to appointment the engagement of the Fund's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditors;

          (e) to act as a liaison between the Fund's independent auditors and the full Board; and

          (f) to assist Board oversight of the Fund's internal audit function (if any).

     The independent auditors for the Fund shall report directly to the Audit Committee.

III.  DUTIES AND POWERS OF THE AUDIT COMMITTEE

     To carry out its purposes, the Audit Committee shall have the following duties and powers:

          (a) to approve prior to appointment the engagement of auditors to annually audit and provide their opinion on the Fund's financial statements, to recommend to those Board members who are not "interested persons" (as that term is defined in Section 2(a)(19) of the Investment Company Act) ("Independent Directors") the selection, retention or termination of the Fund's independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors. In evaluating the auditor's qualifications, performance and independence, the Audit Committee must, among other things, obtain and review a report by the auditor, at least annually, describing the following items:

             (i) all relationships between the independent auditor and the Fund, as well as the Fund's investment adviser or any control affiliate of the adviser that provides ongoing services to the Fund;

             (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

             (iii) the audit firm's internal quality-control procedures.

               It is a responsibility of the Audit Committee to engage actively in a dialogue with the auditors with respect to any disclosed relationship or services that may impact the objectivity and independence of the auditor and to take, or recommend that the full Board take, appropriate action to oversee the independence of the auditor.

          (b) to approve prior to appointment the engagement of the auditor to provide other audit services to the Fund or to provide non-audit services to the Fund, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser ("adviser affiliate") that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

          (c) to develop, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Fund's auditors to provide any of the services described in (b) above;

          (d) to consider the controls applied by the auditors and any measures taken by management in an effort to assure that all items requiring preapproval by the Audit Committee are identified and referred to the Committee in a timely fashion;

          (e) to consider whether the non-audit services provided by the Fund's auditor to the Fund's investment adviser or any adviser affiliate that provides ongoing services to the Fund, which services were not preapproved by the Audit Committee, are compatible with maintaining the auditor's independence;

          (f) to review the arrangements for and scope of the annual audit and any special audits;

          (g) to review and approve the fees proposed to be charged to the Fund by the auditors for each audit and non-audit service;

          (h) to consider information and comments from the auditors with respect to the Fund's accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund's critical accounting policies and practices), to consider management's responses to any such comments and, to the extent the Audit Committee deems necessary or appropriate, to promote improvements in the quality of the Fund's accounting and financial reporting;

          (i) to consider information and comments from the auditors with respect to, and meet with the auditors to discuss any matters of concern relating to, the Fund's financial statements, including any adjustments to such statements recommended by the auditors, to review the auditors' opinion on the Fund's financial statements and to discuss with management and the independent auditor the Fund's annual audited financial statements and other periodic financial statements, including the Fund's disclosures under "Management's Discussion of Fund Performance";

          (j) to resolve disagreements between management and the auditors regarding financial reporting;

          (k) to consider any reports of difficulties that may have arisen in the course of the audit, including any limitations on the scope of the audit, and management's response thereto;

          (l) to review with the Fund's principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Fund's internal control over financial reporting;

          (m) to establish procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Fund, its investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Fund of concerns about accounting or auditing matters, and to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty;

          (n) to review in a general manner, but not as a committee to assume responsibility for, the Fund's processes with respect to risk assessment and risk management;

          (o) to set clear policies relating to the hiring by the Fund's investment adviser, principal underwriter or their affiliates of employees or former employees of the independent auditors;

          (p) to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund's accounting or financial reporting;

          (q) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

          (r) to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

        The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the auditors for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the Committee deems necessary, and the authority to obtain specialized training for Audit Committee members, at the expense of the Fund or series, as appropriate.

        The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

IV.  ROLE AND RESPONSIBILITIES OF THE AUDIT COMMITTEE

     The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor's responsibility to plan and carry out a proper audit. Specifically, Fund's management is responsible for:
(1) the preparation, presentation and integrity of the Fund's financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers, including the auditors.

     Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Fund's financial statements by the Audit Committee is not an audit, nor does the Committee's review substitute for the responsibilities of the Fund's management for preparing, or the independent auditors for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Fund and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. In discharging their duties the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the director is not a member.

V.  OPERATIONS OF THE AUDIT COMMITTEE

     (a) The Audit Committee shall meet on a regular basis and at least two times annually and is empowered to hold special meetings as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Audit Committee and send notice thereof.

     (b) The Audit Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Fund's bylaws.

     (c) The Audit Committee shall have the authority to meet privately and to admit non-members individually by invitation.

     (d) The Audit Committee shall regularly meet, in separate executive sessions, with representatives of Fund management, the Fund's internal auditors or other personnel responsible for the Fund's internal audit function (if any) and the Fund's independent auditors. The Committee may also request to meet with internal legal counsel and compliance personnel of the Fund's investment adviser and with entities that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund's accounting and compliance as well as other Fund-related matters.

     (e) The Audit Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

     (f) The Audit Committee may select one of its members to be the chair. In the Committee's discretion, this function may rotate on a meeting-to-meeting or any other basis.

     (g) A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Committee.

     (h) The Board shall adopt and approve this Charter and may amend it on the Board's own motion. The Audit Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

     (i) The Audit Committee shall evaluate its performance at least annually.

                                                                      APPENDIX B

                      CHARTER FOR THE NOMINATING COMMITTEE
                                       OF
                           ADVANTUS SERIES FUND, INC.

     This Charter sets forth the purpose, authority, and responsibilities of the Nominating Committee of the Board of Directors of Advantus Series Fund, Inc. (the "Fund"). The Charter will be reviewed and approved annually by the Board of Directors of the Fund.

PURPOSE

     The Nominating Committee has as its primary purpose, among other things, responsibility for the nomination of one or more persons to serve as a member of the Board of Directors of the Fund.

AUTHORITY

     The Nominating Committee has been duly established by the Board of Directors of the Fund, and shall be provided with appropriate resources to discharge its responsibilities effectively.

COMPOSITION AND TERM OF MEMBERS OF THE NOMINATING COMMITTEE

     The Nominating Committee shall be composed of all the members of the Board of Directors who are not "interested persons" of the Fund ("Independent Directors") as defined in Section 2(a)(19) of the Investment Company Act of 1940 ("1940 Act"). The members of the Board of Directors who are members of the Nominating Committee are listed in Exhibit A hereto. The members of the Nominating Committee shall designate one member to serve as Chair of the Nominating Committee. Each member of the Nominating Committee shall serve until a successor is appointed.

MEETINGS

     The Chair of the Nominating Committee shall call meetings on an "as needed" basis. Meetings may be held as often as deemed appropriate by the Chair of the Nominating Committee. Counsel to the Independent Directors of the Fund will serve as counsel to the Nominating Committee, and will be responsible for preparing and maintaining the minutes of the meetings of the Nominating Committee. Minutes of each such meeting will be circulated to all members of the Nominating Committee in a timely manner.

RESPONSIBILITIES

     The Nominating Committee shall provide assistance to the Board of Directors in fulfilling its responsibilities to the shareholders of the Fund.

FUNCTIONS OF THE COMMITTEE

     1. As required by Rules 10f-3, 12b-1, 15a-4, 17a-7, 17a-8, 17d-1, 17e-1,
17g-1, and 18f-3 under the 1940 Act, the Nominating Committee shall nominate persons to become Independent Directors. The Nominating Committee shall evaluate the qualifications of a candidate to become an Independent Director and his or her independence from Advantus Capital Management, Inc., any sub-adviser to the Fund, and other principal service providers to the Fund. A candidate must be "disinterested" in terms of both the letter and the spirit of Section 2(a)(19) of the 1940 Act, as well as satisfy the requirements of Section 301 of the Sarbanes-Oxley Act of 2002. The Committee shall also consider the effect of any relationships beyond those delineated in that Act that might impair the independence of a candidate, such as business, financial, or family relationships with Advantus Capital Management, Inc., any sub-adviser, or principal service providers.

     2. Candidates may be recommended by members of the Nominating Committee and by members of the Board of Directors. Each candidate will be evaluated by the Nominating Committee with respect to the relevant business and industry experience that would enable the candidate to serve effectively as an Independent Director, as well as his or her compatibility with respect to business philosophy and style. The members of the Nominating Committee may conduct an in-person interview of each viable candidate using a standardized questionnaire. When all of the viable candidates have been evaluated and interviewed, the Nominating Committee shall determine which of the viable candidates should be presented to the Board of Directors for selection to become a member of the Board of Directors.

     3. The Nominating Committee shall periodically review the corporate governance procedures of the Board of Directors and shall recommend any appropriate changes to the Board of Directors.

     4. The Nominating Committee shall at least annually specifically review the appropriateness and effectiveness of board and committee meeting agendas, materials, customs and practices (including the adherence thereof to then prevailing "best practices") and whether to adopt revisions to any of the foregoing. The Committee's assessment should include, among other matters, consideration of the Board's committee structure and the number of Fund portfolios for which the directors are responsible.

     5. The Nominating Committee shall periodically review the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those persons who are already members of the Board of Directors.

     6. The Nominating Committee shall periodically review the compensation received by Independent Directors and shall recommend any appropriate changes to the level or form of such compensation to the Independent Directors as a group.

     7. Recommendations for candidates to serve as interested Directors may be solicited by the Nominating Committee from the Fund's investment adviser and its affiliates. Interested Directors shall be selected by the full Board of Directors of the Fund.

NOMINATIONS WITH RESPECT TO OTHER COMMITTEES OF THE BOARD

     1. The Nominating Committee shall make nominations for membership on all of the Committees created by the Board of Directors and shall review such assignments at least annually.

     2. The Nominating Committee shall review, as necessary, the responsibilities of each of the Committees created by the Board of Directors, including whether there is a continuing need for the Committee, whether there is a need for the Board of Directors to create any additional Committees, and whether any of the existing Committees should be combined or reorganized. The Nominating Committee shall make recommendations for any such action to the Board of Directors.

RETIREMENT POLICIES

     1. It shall be the policy of the Nominating Committee that Independent Directors will retire from active service on the Board of Directors on the date of the Board meeting which coincides with or next follows his or her 70th birthday.

OTHER POWERS AND RESPONSIBILITIES

     1. The Nominating Committee shall monitor the performance of independent legal counsel employed by the Independent Directors as defined in Rule 0-1 under the 1940 Act, and shall be responsible for the supervision of such independent legal counsel.

     2. The Nominating Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

     3. The Nominating Committee shall consider such other matters as may be referred to it from time to time by the Board of Directors.

Effective as of April 22, 2004.

                        MINNESOTA LIFE INSURANCE COMPANY

                             400 Robert Street North
                            St. Paul, Minnesota 55101
               Voting Instructions for Advantus Series Fund, Inc.

PORTFOLIO NAME PRINTS HERE

Minnesota Life Insurance Company ("Minnesota Life") is soliciting these voting instructions from owners of variable life insurance policies and annuitants under variable annuity contracts issued by Minnesota Life who, by virtue of such policies and contracts, beneficially own shares of the portfolio named above (the "Portfolio"), a series of Advantus Series Fund, Inc. (the "Fund"). These voting instructions are for the Fund's Special Meeting of Shareholders to be held on December 28, 2004, and any adjournment thereof.

Please check in the appropriate boxes on the reverse side of this card, date this form, and sign it exactly as your name appears below. By signing this form, you acknowledge receipt of the Notice of Special Meeting and Proxy Statement dated November 22, 2004. As legal owner of the shares, Minnesota Life will vote the shares in accordance with these instructions at the Special Meeting or any adjournment thereof.

THE UNDERSIGNED HEREBY INSTRUCTS MINNESOTA LIFE TO VOTE AS INDICATED ON THE REVERSE SIDE. IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE FOR APPROVAL OF ALL THE PROPOSALS. If any other matter properly comes before the Special Meeting, Minnesota Life will vote in accordance with its best judgment.

                                 Date:                            , 2004
                                      ----------------------------

                                 -----------------------------------------------



                                 -----------------------------------------------
                                 Signatures(s)          (Please sign in the Box)

                                 NOTE: PLEASE DATE THIS VOTING INSTRUCTION AND SIGN YOUR NAME IN THE EXACT FORM AS IT APPEARS HEREIN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU SIGN AS "TRUSTEE" OR "EMPLOYER," PLEASE GIVE FULL TITLE AS SUCH.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X]

PLEASE DO NOT USE FINE POINT PENS

1.     ELECTION OF DIRECTORS (ALL PORTFOLIOS)


                                                          FOR all nominees        WITHHOLD
                                                          listed (except as       AUTHORITY
                                                          marked to the
(01) Dianne M. Orbison      (03) Ralph D. Ebbott          contrary at left)

(02) William C. Melton      (04) Dorothy J. Bridges              [ ]                 [ ]



(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the nominee(s) number(s) on the line immediately below.)


---------------------------------------------------------------



2. To approve an amended investment advisory agreement between the Fund and Advantus Capital Management, Inc., as described in the proxy statement. (ALL PORTFOLIOS EXCEPT THE INTERNATIONAL BOND PORTFOLIO, MATURING GOVERNMENT BOND 2006 PORTFOLIO AND MATURING GOVERNMENT BOND 2010 PORTFOLIO)


                                               FOR        AGAINST      ABSTAIN
                                              -----      ---------    ---------
                                               [ ]         [ ]          [ ]


        THIS CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE OTHER SIDE.